UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 19, 2006

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

Effective as of July 24, 2006, William E. Casper, previously Chief Accountant of Electronic Data Systems Corporation ("EDS"), was appointed interim Controller and principal accounting officer of EDS.

Scot H. McDonald, who has served as Vice President, Controller and principal accounting officer of EDS, has received a "Wells Notice" from the staff of the U.S. Securities and Exchange Commission ("SEC") in connection with the previously disclosed SEC investigation of certain transactions between EDS and Delphi Corporation. It is EDS' understanding that one or more former EDS employees may have also received Wells Notices in connection with this matter.  Wells Notices notify persons under investigation that the SEC staff is considering recommending that the SEC bring a civil action against the notified persons for possible violations of federal securities laws in order to afford the persons an opportunity to present their position to the SEC staff before any formal staff recommendation is made.

EDS itself has not received a Wells Notice and continues to cooperate with the SEC staff in this matter. While this matter is pending, Mr. McDonald will be reassigned to the position of Vice President of Financial Planning and Analysis.

As previously disclosed, in July 2004, EDS voluntarily reported to the SEC staff a matter regarding a transaction with a third party, which was subsequently identified as Delphi Corporation. The transaction was not material to EDS. In September 2004, Delphi reported that in August 2004 it received a formal order of investigation from the SEC indicating its staff had commenced an inquiry regarding, among other things, payments made and credits given by EDS to Delphi during 2000 and 2001 and certain payments made by Delphi to EDS for system implementation services in 2002 and early 2003.

Pursuant to an agreement between EDS and Mr. Casper, he will be entitled to receive a cash retention award of $60,000 for each six-month period in which he serves as interim Controller and principal accounting officer.  If a successor is named to such position, or in the event of an involuntary termination of his employment, a prorated award will be paid for service completed during such six-month period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

July 25, 2006                                                                                                             By:   /S/ STORROW M. GORDON

                                                                                                                                            Storrow M. Gordon

                                                                                                                                            Executive Vice President and Secretary

3